Financial instruments disclosures - Summary of changes in fair value of Level 3 financial assets and financial liabilities (Detail) - Level 3 [member] - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Disclosure Of Financial Instruments [Line Items]
Opening balance	$ (7)	$ 479
Adjustment from transition	19
Currency translation adjustments	(9)	8
– Consolidated sales revenue	0	1
– Net operating costs	(1)	(5)
– Consolidated sales revenue	(6)	17
– Net operating costs	145	(508)
Total unrealised gains transferred into other comprehensive income	93
Disposals/maturity of financial instruments		(5)
Transfers	22	6
Closing balance	256	(7)
Total gains/(losses) included in the income statement for assets and liabilities held at end of period	$ 138	$ (491)